UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report	(Date of earliest event reported):	March 2, 2009

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13124	13-2698053
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

55 Lane Road, Fairfield, New Jersey 07004
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.             OTHER EVENTS.

On March 2, 2009, the board of directors of the Company approved the 2009 compensation for its Non-employee Directors (the "Plan").  The purpose of the Plan is to compensate members of the Company's board of directors who are not employees of the Company (each, a "Non-employee Director", and collectively, the "Non-employee Directors").

Pursuant to the Plan, each Non-employee Director will receive: (i) an annual cash compensation of $21,000; and (ii) an annual award of such number of shares of the Company's common stock that has a Fair Market Value (as defined in the Company's Amended and Restated 2005 Stock Incentive Plan) of $28,000 on March 2, 2009. Each Non-employee Director serving on the Company's Audit Committee will receive an additional $875 per quarter in cash.

A Summary of 2009 Non-Employee Director Compensation is filed as Exhibit 99.1 hereto.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1	Summary of 2009 Non-Employee Director Compensation, dated March 2, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: March 2, 2009	By:	/s/ Ann Massey
Ann Massey, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of 2009 Non-Employee Director Compensation, dated March 2, 2009.